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                                                              EXHIBIT 10.3


                 FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT
                 -------------------------------------------

   THIS FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT (this "Amendment") dated as of January 8, 1997, is entered into by and among Kwik Wash Industries, L.P., a Texas limited partnership (the "Partnership"), KWL, Inc., a Nevada corporation and sole general partner of the Partnership (the "GP"), Kwik-Wash Laundries, Inc., a Nevada corporation and sole limited partner of the Partnership (the "LP" and, together with the GP, the "Partners"), Coinmach Corporation, a Delaware corporation (the "Buyer"), and each of the undersigned individuals each a "Seller" and, collectively, the "Sellers".

                                   RECITALS

     A. Sellers, the Partners, the Partnership and Buyer entered into that certain Stock Purchase Agreement, dated as of November 25, 1996 (the "Stock Purchase Agreement"), pursuant to which the Sellers agree, on the terms and conditions contained in the Stock Purchase Agreement, to sell the Stock of the Partners to Buyer.

     B. Sellers, the Partners, the Partnership and Buyer desire to amend the Stock Purchase Agreement as provided in this Amendment.

      NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein and for other good and valuable consideration, the receipt and accuracy of which are hereby acknowledged, the parties hereto agree as follows:

     1. Defined Terms. Each term used in this Amendment shall have the
        -------------
meaning given to such term in the Stock Purchase Agreement unless otherwise defined herein.

     2. Amendment of Definition of 1996 Liabilities. Section 2.3(b)(i)(E) of
       --------------------------------------------
the Stock Purchase Agreement is hereby amended to read in its entirety as follows:

                (E) "1996 Liabilities" shall mean the net amount of all current liabilities of the Partners on the 1996 Balance Sheet as determined in accordance with generally accepted accounting principles; provided,
                                                                  --------
        however, that, for purposes of this Agreement, "1996 Liabilities"
        -------
        shall not include (1) the current portion of notes payable arising out of real estate transactions and only to the extent not in connection with the Business or (2) the current portion of Indebtedness arising out of the certain credit agreement entered into between NationsBank and the Partnership which in accordance with the





























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        requirements of generally accepted accounting principles which would otherwise be required to be included in current liabilities of the Partners on the 1996 Balance Sheet.

     3. Reaffirmation of the Stock Purchase Agreement. The Stock Purchase
        ----------------------------------------------
Agreement, as amended by this Amendment, shall continue in full force and effect in accordance with its terms.

     4. Governing Law. This Amendment shall be construed and enforced in
        -------------
accordance with the laws of the State of New York without regard to principles of conflict of laws.

     5. Counterparts. This Amendment may be executed in one or more
        ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.


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     IN WITNESS WHEREHOF, the Parties have executed this Amendment, or have caused this Amendment to be duly executed on their behalf by their respective officers thereunto duly authorized, as of the day and year first above written.

                                COINMACH CORPORATION


                                By: /s/ John E. Denson
                                    ---------------------------
                                    Name: John E. Denson
                                    Title: Senior Vice President


                                KWIK WASH LAUNDRIES, L.P.


                                By: /s/ Richard F. Enthoven
                                    ----------------------------
                                    Name: Richard F. Enthoven
                                    Title: President of KWL,
                                           Inc., General Partner
                                           of Kwik Wash Laundries,
                                           L.P.


                                KWL, INC.


                                By: /s/ Richard F. Enthoven
                                    ----------------------------
                                    Name: Richard F. Enthoven
                                    Title: President


                                KWIK-WASH LAUNDRIES, INC.


                                By: /s/ Dan DeGeus
                                    ----------------------------
                                    Name: Dan DeGeus
                                    Title: President


                                    /s/ Tamara Lynn Ford
                                    ----------------------------
                                    Tamara Lynn Ford



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                                     /s/ Robert Kyle Ford
                                     ------------------------------
                                     Robert Kyle Ford


                                     /s/ Traci Lea Ford
                                     ------------------------------
                                     Traci Lea Ford


                                     /s/ Tucker F. Enthoven
                                     ------------------------------
                                     Tucker F. Enthoven


                                     /s/ Richard F. Enthoven
                                     ------------------------------
                                     Richard F. Enthoven


                                     /s/ Richard Franklin Ford, Jr.
                                     ------------------------------
                                     Richard Franklin Ford, Jr.
                                     Trustee U/D/T February 4, 1994